Summary Unaudited Quarterly Financial Information	12 Months Ended
Dec. 31, 2013
Summary Unaudited Quarterly Financial Information
Summary Unaudited Quarterly Financial Information

24.  Summary Unaudited Quarterly Financial Information

A summary of the unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 is presented below (in thousands except share amounts).

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue	$338,052	$329,996	$374,816	$353,234
Operating income	34,619	17,067	33,831	26,865
Net income	15,395	4,709	17,966	13,901
Income per common share from continuing operations attributable to the controlling interest:
Basic	$0.25	$0.08	$0.30	$0.23
Diluted	$0.25	$0.08	$0.29	$0.23

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Revenue	$372,903	$343,183	$425,861	$374,825
Operating income	47,027	58,722	81,634	54,482
Net income	26,618	33,678	85,260	28,163
Income (loss) per common share from continuing operations attributable to the controlling interest:
Basic	$0.44	$0.56	$1.42	$0.47
Diluted	$0.44	$0.55	$1.39	$0.46

During the three months ended September 30, 2012, CPE Inc. completed its update of its most recent operating plans, inclusive of market and cash cost forecasts, and calculation of the resulting amount and timing of estimated future taxable income.  Because of the reduced future tax value expected to be received, there was a decrease in the tax agreement liability due to Rio Tinto, resulting in a benefit to non-operating income for the three months ended September 30, 2012.  In addition, the deferred tax valuation allowance was reduced based the update of the operating plans, resulting in a benefit to income tax expense.